Exhibit 99.1

                                     [LOGO]
                             FBR Investor Conference
                                December 2, 2003

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

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: This presentation contains statements about future events and expectations, which are "forward-looking statements." Any statement in this release that is not a statement of historical fact, including, but not limited to earnings guidance and forecasts, projections of financial results, and expected future financial position, dividends and dividend plans and business strategy, is a forward-looking statement. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause American Home's actual results to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Specific factors that might cause such a difference include, but are not limited to: the potential fluctuations in American Home's operating results; American Home's potential need for additional capital; the direction of interest rates and their subsequent effect on American Home's business; federal and state regulation of mortgage banking; and those risks and uncertainties discussed in filings made by American Home with the Securities and Exchange Commission. Such forward-looking statements are inherently uncertain, and stockholders must recognize that actual results may differ from expectations. Neither American Home assumes any responsibility to issue updates to any forward-looking statements discussed in this presentation.


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                               Corporate Overview
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o     American Home Mortgage Investment (NYSE - AHH)

o     Mortgage REIT created by merging AHMH and AXM

o Combines highly synergistic mortgage origination business with tax advantaged mortgage holdings business

o     $2.0 to $2.5 billion of mortgage holdings

o     $21.5 Billion of mortgage originations in 2003, $16 billion forecast for
      2004

o     $7.8 billion mortgage servicing portfolio


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                               Corporate Overview
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                Projected Sources of 2004 Income are Diversified

                Only the Origination Business is projected to be
                  negatively impacted by rising interest rates

                                                           Percent of Projected
                                                               2004 Income
                                                           --------------------
Mortgage Securities Holdings                                       43%
Loan Originations                                                  45%
Loan Servicing                                                     12%

                Only the Origination Business is projected to be
                  negatively impacted by rising interest rates


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                               Corporate Overview
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                               Corporate Structure

o     Publicly traded parent is a tax advantaged REIT

o     Mortgage holding business conducted at the parent level

o Taxable subsidiaries conduct the mortgage origination and mortgage servicing businesses

o Applications for loan products that are desired holdings are brokered from the origination business to the holding business for fair market consideration, and are then serviced by the servicing business

o Applications for other loan products are closed and resold by the origination business, servicing retained or servicing released


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                               Corporate Overview
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                                Merger Synergies

o Creating, or self-originating MBS provides a lower asset cost than purchasing the same MBS in the capital markets


o The underlying economics that provide self-origination a cost advantage over capital markets purchases are:

      -     The economic value of origination activity is untaxed

      -     Securities Dealers Distribution costs are avoided


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                               Corporate Overview
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                                Merger Synergies

o The lower cost for MBS enables the mortgage holdings to earn a highly competitive return on a mortgage backed securities portfolio with lower risk than many other mortgage REITS

      -     Hedged against changes in interest rates - duration neutral

      -     Hedged against changes in the slope of the yield curve

      -     High credit quality assets - agency or AAA rated liabilities

o In summary - The beneficial projected return from the mortgage holdings are primarily a result of the ability to self-originate and the cost advantage thereto.


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                               Corporate Overview
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                                Merger Synergies

o The beneficial projected return is not based on an effort to "out manage" other market participants.

      -     Agnostic on interest rate direction, yield curve shape

      -     Very limited exposure to credit risk


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                  Mortgage Origination and Servicing Businesses
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o     $21.5 billion of originations in 2003, forecast of $16 billion of originations in 2004

o     14th largest retail lender and 26th largest lender overall in the US

o     Approximately 0.9% national market share

o     Uninterrupted financial and franchise growth since founding in 1988

o     Highly dynamic and competitive culture


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                  Mortgage Origination and Servicing Businesses
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o     Growth through low cost acquisitions

o     Have completed seven acquisitions to date

o     Additional opportunities are expected to develop as market softens

o     Acquisition criteria tests operating fit and modeled financial benefits

o     Synergies include

      -     Higher prices for loan production

      -     Elimination of duplicative back-office functions

      -     Marketing prowess for acquired branches

o     Proven integrator


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                     Focus on High Credit Quality Borrowers
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o     More that 80% of the loans are eligible for Fannie Mae, Freddie Mac or
      Ginnie Mae pooling

o     Less than 2% of originations to non-prime borrowers

                       Q3 2003 Mortgage Loan Originations

   [The following table was depicted by a pie chart in the printed material.]

Conventional Conforming Fixed                                              57.2%
Jumbo Fixed loans                                                           6.7%
Adjustable Rate Mortgages                                                  22.2%
Home-equity & Second Mortgage loans                                         1.1%
Alternate "A" loans                                                         1.8%
Non-prime loans                                                             1.1%
Government Fixed Rate                                                       9.8%
Construction loans & Bridge loans                                           0.1%


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                                 Branch Network
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                                [GRAPHIC OMITTED]

American Home Mortgage originates mortgages through 267 branches in 34 states.


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                              Rapidly Gaining Scale
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Not in the top 30 in 2002, now ranked 26th

Industry rewards scale which we view as critical

o     Supporting Sales Functions

o     Terms of Business with Fannie, Freddie

o     Borrowing Costs

o     Captive Reinsurance

                       Top 30 Mortgage Originators in 2003
                      (For 3 months - Dollars in Billions)

                                                                          2003
                                                                           3Q
Rank   Lender                                                            Volume
----   ---------------------------------------------------------------   -------
   1   Wells Fargo Home Mortgage, IA                                     $160.71
   2   Washington Mutual, WA                                             $132.77
   3   Countrywide Financial, CA                                         $125.93
   4   Chase Home Finance, NJ                                            $ 93.62
   5   Bank of America Mtg. & Affiliates, NC                             $ 39.53
   6   GMAC Mortgage Corp., PA                                           $ 38.28
   7   CitiMortgage Inc., MO                                             $ 37.82
   8   ABN AMRO Mortgage Group, MI                                       $ 35.65
   9   National City Mortgage Co., OH                                    $ 31.76
  10   Cendant Mortgage Corporation, NJ                                  $ 27.59
  11   Principal Residential Mortgage, Inc., IA                          $ 18.13
  12   GMAC-RFC, MN                                                      $ 17.66
  13   Flagstar Bank, MI                                                 $ 16.03
  14   First Horizon Home Loans, TX                                      $ 15.54
  15   SunTrust Mortgage, Inc., VA                                       $ 13.82
  16   HSBC Mortgage Corporation, NY                                     $ 10.78
  17   Golden West Financial, CA (World Savings)                         $ 10.09
  18   US Bank Home Mortgage, MN                                         $  9.08
  19   IndyMac, CA                                                       $  9.02
  20   GreenPoint Mortgage Funding, Inc., CA                             $  9.01
  21   Ameriquest Mortgage Co., CA                                       $  9.00
  22   RBC Mortgage Co., IL                                              $  8.69
  23   New Century Financial Corporation, CA                             $  8.63
  24   Wachovia Corp., NC                                                $  7.85
  25   Ohio Savings Bank, OH                                             $  7.34
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  26   American Home Mortgage Holdings, Inc., NY                         $  7.08
--------------------------------------------------------------------------------
  27   Irwin Mortgage Corp., IN                                          $  7.07
  28   CitiFinancial, NY                                                 $  6.49
  29   BancOne Mortgage, IN                                              $  6.45
  30   BB&T Mortgage, NC                                                 $  5.89

Source:  Inside Mortgage Finance, Copyright 2003

Note: American Home Mortgage Holdings, Inc. originations exclude the former Capitol Commerce Wholesale Production Unit.

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                           Significant Servicing Asset
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Servicing Portfolio by Investor as of September 30, 2003

                                                           VALUE
                                            ------------------------------------
Investor              UPB   WANR    WASF    $ in Millions   % of UPB    Multiple
--------------   --------   ----    ----    -------------   --------    --------

Fannie Mae       $4,867.2   5.67%   0.30%           $53.9       1.11%        3.6
Freddie Mac         408.6   5.24%   0.35%             4.1       1.02%        2.9
Ginnie Mae        1,784.1   6.87%   0.49%            39.7       2.22%        4.6
Housing             513.9   6.19%   0.25%             4.6       0.89%        3.6
Private             211.4   5.11%   0.13%             0.7       0.33%        2.5
                 --------   ----    ----    -------------   --------    --------
Total            $7,785.2   5.94%   0.34%          $103.0       1.32%        3.9
                 ========   ====    ====    =============   ========    ========


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                           Mortgage Holdings Business
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o     Holdings will consist of adjustable rate and hybrid adjustable rate MBS financed with overnight repurchase, swapped overnight repurchase and termed repurchase borrowings

o     Consequently holdings will have relatively limited extension risk

o     Holdings will be self-originated after a ramp-up period

o     Holdings will be levered at from 8:1 to 12:1

o Liabilities will be structured so that the duration of the holdings is near zero

o Holdings will primarily be either agency obligations or AAA rated and are expected to be highly liquid


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                           Mortgage Holdings Business
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o     Expected Return from self-originated mortgage holdings after a Ramp-Up
      Period is 18.96%

o This compares to a return from those same holdings purchased in the capital markets of 12.86%


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                               Projected Portfolio
                            Returns & Characteristics
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                                                                 Self-Originated
                                             Market Securities     Securities
                                             -----------------   ---------------
Yield On Assets                                     3.26               3.86
Borrowing & Hedging Costs                           2.09               2.14
Net Interest Spread                                 1.17               1.72
Gross ROE 10X Leverage                             12.86              18.96
Asset Duration                                      0.03               0.03
Duration with 10X Leverage                          0.36               0.29
Protected Against Yield Curve Re-Shaping             Yes                Yes


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                    Return Advantage From Self Originated vs.
                           Market Purchased Securities
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                                                  Short
                                                  Reset
                                                   ARMs    3/1 ARMs    5/1 ARMs
                                                  -----    --------    --------

Self Originated Loans

Gross Coupon                                       3.43%       3.41%       3.66%
Credit enhancement                                -0.20%      -0.20%      -0.20%
Servicing                                         -0.25%      -0.25%      -0.25%
Origination Cost Amortitization                   -0.09%      -0.05%       0.00%

Net Yield                                          2.89%       2.91%       3.21%
Less Borrowing Cost                               -1.06%      -1.22%      -1.81%
Net Spread                                        -1.83%       1.69%       1.40%
Spread Leverage 10x's                             20.13%      18.60%      15.40%

Market Securities

Current Coupon                                     3.50%       3.70%       4.25%
Yield                                              2.51%       2.59%       2.77%
Less Borrowing Cost                               -1.06%      -1.22%      -1.81%
Net Spread                                         1.45%       1.37%       0.96%
Spread Leverage 10x's                             15.95%      15.07%      10.56%

Difference                                         4.18%       3.53%       4.84%


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                    Return Advantage From Self Originated vs.
                           Market Purchased Securities
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                                                  Short
                                                  Reset
                                                  ARMs     3/1 ARMs    5/1 ARMs
                                                  -----    --------    --------

Total Return Advantage Attribution

Mortgage Company After Tax Profit                  1.67%       1.66%       2.27%
Tax Savings                                        1.12%       1.09%       1.50%
Wall Street Tranaction Cost                        1.39%       0.78%       1.07%
                                                  -----    --------    --------
Total                                              4.18%       3.53%       4.84%


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                     Projected Composition of REIT Portfolio
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                                Market Portfolio

   [The following table was depicted by a pie chart in the printed material.]

                                 1/1 ARMs   35%
                                 3/1 ARMs   25%
                                 5/1 ARMs   35%
                                 7/1 ARMs    5%

                            Self Originated Portfolio

   [The following table was depicted by a pie chart in the printed material.]

                                 1/1 ARMs   35%
                                 3/1 ARMs   25%
                                 5/1 ARMs   40%


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                              Portfolio Sensitivity
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
                             -100 bp's    -50 bp's    0 bp's    +50 bp's    +100 bp's    Flattener    Steepener
                             ---------    --------    ------    --------    ---------    ---------    ---------
Market Securities                 9.21%      12.44%    12.86%      10.75%        6.51%       14.36%       11.17%
Self-Originated Securities       14.70%      18.04%    18.96%      17.81%       14.86%       18.91%       18.75%


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                          Outstanding Financial Results
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   American Home's Results For Three Full Years Since Initial Public Offering

                                           2000       2001       2002      CAGR
                                          -------    -------    -------    ----

                                                   In Billions

Industry Loan Originations                $ 1,045    $ 2,026    $ 2,613      36%

                                                   In Millions

AHM Loan Originations                     $ 3,043    $ 7,766    $12,196      68%
Revenue Growth                               58.3      128.1      232.8      66%
Earnings                                      5.4       25.5       39.5      94%
Earnings Per Share                           0.63       2.14       2.65      61%
Book Value Per Share                         3.10       7.58      11.08      53%

AHM Market Share                              .29%       .38%       .47%


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                            Loan Production Forecast
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Estimated Current Run Rate National
Market Share (Assumes No Market Share Growth)                              0.92%
--------------------------------------------------------------------------------
Fannie Mae estimate of 2004 national
mortgage originations(Trillion)                                          $1.744
--------------------------------------------------------------------------------
Projected 2004 Originations (Billion)                                     $16.0


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                               Financial Forecast
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                                                               2003       2004
                                                              ------     ------

Return On Equity Invested in Mortgage Holdings                  12.0%      17.5%
Income From Mortgage Holdings (Million)                         $2.0      $35.2
Mortgage Originations (Billion)                                $21.5      $16.0
Gross Margin On Mortgage Originations                           2.02%      1.86%
Net Margin On Mortgage Originations                             0.62%      0.37%
Income From Mortgage Originations (Million)                    $79.8      $36.4
Average Servicing UPB (Billion)                                 $8.0       $7.5
Income (Loss) from Mortgage Servicing (Million)               ($11.2)     $10.0
Total Income (Million)                                         $70.6      $81.6
Average Shares Outstanding (Million)                            18.1       25.1
EPS                                                            $4.00      $3.25
Dividend Per Share                                             $0.83      $2.20
Year End Book Value Per Share                                 $15.22     $16.28


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                               Peer Group Analysis
                   Market Information as of November 30, 2003
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
                                                                                                 Annualized     Price / Earnings
                                                  2002   Closing    Market     Price/    Div/     Dividend    ----------------------
                                              Orig.(5)    Price    Value(1)    Book(2)   Share     Yield      LTM(3)   2003F   2004F
Company Name                         Ticker     ($B)       ($)       ($M)        (x)      ($)       (%)        (x)      (x)     (x)
----------------------------------   ------   --------   -------   --------    -------   -----   ----------   ------   -----   -----
American Home Mortgage with REIT      AHMH        12.2     22.50        565*      1.45    2.20         9.78     5.15    5.63    6.92

REITs with Origination Capabilities that invest substantially in Prime Credit Mortgage Loans or Securities
Thornburg Mortgage                    TMA          2.3     27.10      1,791       1.60    2.52         9.30    10.00   10.04    9.71
Redwood Trust                         RWA          3.3     53.02        979       2.06    2.60         4.90    12.24   11.50   10.08
   Group Average                                   2.8                1,385       1.83    2.56         7.10    11.12   10.77    9.90

REITs with Origination Capabilities that invest substantially in Sub-Prime Credit Mortgage Loans or Securities
Impac Mortgage Holdings (Alt-A)       IMH          5.2     18.26        969       2.26    2.00        10.95     8.01    7.80    7.74
Novastar Financial(4) (Sub-Prime)     NFI          2.8     79.55        956       3.40   10.00        12.57     9.85    9.56    9.02
   Group Average                                   4.0                  963       2.83    6.00        11.76     8.93    8.68    8.38

Mortgage REITs without Origination Capabilities
Annaly Mortgage Management(4)         NLY                  17.26      1,657       1.45    1.12         6.49     8.14    8.99    8.63
Anworth Mortgage Asset(4)             ANH                  13.96        547       1.29    1.80        12.89     8.31    8.84    7.76
MFA Mortgage Investments(4)           MFA                   9.70        581       1.27    1.12        11.55     8.29    8.90    8.36
   Group Average                                                        928       1.34    1.35        10.31     8.25    8.91    8.25

*American Home Mortgage proforma assumptions:

Market Value and EPS assumes Apex acquired 12/3/03 and shares exchanged assuming AHMH average price of $21.76.

Book Value for American Home is forecasted book value at 12/31/03. Dividend Yield for American Home Mortgage is 2004 forecast

(1) Market Value equals the market value of equity, or stock price multiplied by number of shares outstanding

(2)   Book equals the book value of equity, includes 2003 capital raises

(3)   LTM equals the latest twelve months as reported by SNL Datasources

(4)   Includes most recent capital raises

(5)   Excludes bulk acquisitions

Source: SNL Daasources & Bloomberg


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                                     Summary
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o     Mortgage REIT providing yield through the benefit of self-origination while seeking to avoid risk

o Scaled and rapidly growing mortgage origination capability to create REIT assets and earn additional revenue and profits

o     Counter-cyclical servicing capability

o     Strong financial history, high dividend yield

o     Inexpensive based on peer group analysis


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